UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22444

Western Asset High Yield Defined

Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: February 28, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH YIELD DEFINED

OPPORTUNITY FUND INC.

FORM N-Q

FEBRUARY 28, 2018

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 81.0%
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 1.1%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	2,470,000	$2,420,600	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,500,000	1,548,750	(a)

Total Auto Components				3,969,350

Diversified Consumer Services - 1.5%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,127,000	1,229,839	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000	1,203,812
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	2,060,000	2,013,650	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	970,000	1,053,663	(a)

Total Diversified Consumer Services				5,500,964

Hotels, Restaurants & Leisure - 2.7%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	1,060,385	1,060,385	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,490,000	1,564,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,870,000	1,927,970	(a)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	500,000	527,500	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,000,000	1,006,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,310,000	1,313,275
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	880,000	958,100
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	273,000	287,332	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	812,000	870,870	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	800,000	754,000	(a)

Total Hotels, Restaurants & Leisure				10,270,182

Media - 7.0%
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	3,830,000	3,585,837	(a)
AMC Entertainment Holdings Inc., Senior Subordinated Notes	6.125%	5/15/27	640,000	625,600
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,010,000	1,039,838
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	640,000	723,406
DISH DBS Corp., Senior Notes	7.875%	9/1/19	200,000	211,500
DISH DBS Corp., Senior Notes	5.875%	7/15/22	480,000	469,800
DISH DBS Corp., Senior Notes	5.000%	3/15/23	375,000	345,938
DISH DBS Corp., Senior Notes	5.875%	11/15/24	590,000	555,338
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,950,000	1,928,062
Meredith Corp., Senior Notes	6.875%	2/1/26	790,000	816,662	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	750,000	729,375	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	560,000	523,600	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	9,300,000	9,012,165	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	550,000	580,726
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	554,000	574,083	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	2,080,000	1,960,400	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,260,000	1,297,800	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,500,000	1,520,625	(a)

Total Media				26,500,755

Specialty Retail - 1.4%
American Greetings Corp., Senior Notes	7.875%	2/15/25	1,230,000	1,263,825	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,580,000	1,581,975
PetSmart Inc., Senior Notes	8.875%	6/1/25	1,180,000	758,150	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	2,000,000	1,570,000	(a)

Total Specialty Retail				5,173,950

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	900,000	$888,750	(a)

TOTAL CONSUMER DISCRETIONARY				52,303,951

CONSUMER STAPLES - 1.8%
Beverages - 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	900,000	904,500	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	420,000	419,412	(a)

Total Beverages				1,323,912

Food & Staples Retailing - 0.1%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	470,000	439,450	(a)

Food Products - 0.7%
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	2,000,000	2,071,500	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	500,000	487,400	(a)

Total Food Products				2,558,900

Household Products - 0.4%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	570,000	598,500
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	590,000	575,250
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000	476,675

Total Household Products				1,650,425

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	820,000	794,375

TOTAL CONSUMER STAPLES				6,767,062

ENERGY - 15.5%
Energy Equipment & Services - 1.2%
Ensco PLC, Senior Notes	7.750%	2/1/26	350,000	331,625
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	440,000	431,200	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,480,000	1,565,100	(a)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	1,010,000	1,021,363	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	440,000	476,850	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	920,000	745,200

Total Energy Equipment & Services				4,571,338

Oil, Gas & Consumable Fuels - 14.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	340,000	365,925
Berry Petroleum Co., Senior Notes	7.000%	2/15/26	440,000	448,800	(a)
Berry Petroleum Co. Escrow	—	—	1,571,000	0	*(c)(d)(e)
Berry Petroleum Co. Escrow	—	—	640,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,920,000	1,977,600	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	910,000	1,022,612	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	169,000	172,591
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	450,000	482,625
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	1,110,000	1,177,987
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,960,000	2,048,200
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	3,320,000	3,129,100

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	320,000	$294,400
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	890,000	881,100	(a)
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	360,000	346,050	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,490,000	1,452,750
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,400,000	1,354,500
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	760,000	775,200	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,500,000	1,510,125
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	2,080,000	1,133,600
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	750,000	735,938	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	980,000	945,700
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	810,000	1,033,574
Magnum Hunter Resources Corp. Escrow	—	—	3,530,000	0	*(c)(d)(e)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,310,000	2,838,325	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	850,000	856,375
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	800,000	810,000	(a)
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	540,000	540,675	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	790,000	971,700	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,490,000	1,493,725
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,140,000	2,188,150
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,553,000	1,589,884
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,340,000	1,321,575	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,540,000	4,396,990
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	570,000	698,250	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	590,000	694,725	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	860,000	825,600
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	4,020,000	3,035,100
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	980,000	988,575	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	60,000	61,013
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	1,600,000	1,606,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.750%	3/15/24	500,000	532,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	650,000	633,750	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	1,390,000	1,409,112
Williams Cos. Inc., Debentures	7.500%	1/15/31	330,000	400,950
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	430,000	419,788
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	530,000	536,625
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,620,000	1,729,350
WPX Energy Inc., Senior Notes	7.500%	8/1/20	270,000	290,250
WPX Energy Inc., Senior Notes	6.000%	1/15/22	710,000	740,175
WPX Energy Inc., Senior Notes	8.250%	8/1/23	460,000	523,250
WPX Energy Inc., Senior Notes	5.250%	9/15/24	400,000	402,000

Total Oil, Gas & Consumable Fuels				53,822,789

TOTAL ENERGY				58,394,127

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FINANCIALS - 13.1%
Banks - 6.9%
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	1,120,000	$1,229,424	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000	1,847,657	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,950,000	2,174,250
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	340,000	353,499	(f)(g)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	810,000	902,137	(a)(f)(g)
CIT Group Inc., Senior Notes	5.000%	8/15/22	110,000	113,713
CIT Group Inc., Senior Notes	5.000%	8/1/23	360,000	370,800
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	3,080,000	3,246,166	(f)(g)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	660,000	713,625	(a)(f)(g)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,330,000	1,559,425	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	290,000	304,816	(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000	908,375	(f)(g)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	620,000	608,375	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	2,440,000	2,333,182	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	1,000,000	1,062,750	(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	610,000	675,575	(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes (4.013% to 9/30/27 then 3 mo. USD LIBOR + 2.320%)	4.013%	9/30/27	7,000,000	7,131,250	(f)(g)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	350,000	410,587

Total Banks				25,945,606

Capital Markets - 0.7%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	460,000	488,254
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	890,000	938,950
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,080,000	1,167,665

Total Capital Markets				2,594,869

Consumer Finance - 0.9%
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000	933,800
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,630,000	2,531,375	(a)

Total Consumer Finance				3,465,175

Diversified Financial Services - 4.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	360,000	373,868
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	1,650,000	1,575,750	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	4,893,000	4,795,140	(a)
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	864,426	867,667	(a)(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	134,883
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000	3,541,537
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	310,000	338,849
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	360,000	348,300	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	4,190,000	4,221,425	(a)

Total Diversified Financial Services				16,197,419

Insurance - 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000	630,075	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	760,000	657,400

Total Insurance				1,287,475

TOTAL FINANCIALS				49,490,544

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
HEALTH CARE - 8.5%
Biotechnology - 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	660,000		$654,225	(a)

Health Care Equipment & Supplies - 0.5%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,190,000		1,160,250	(a)
IDH Finance PLC, Senior Secured Notes	6.250%	8/15/22	620,000	GBP	793,613	(h)

Total Health Care Equipment & Supplies					1,953,863

Health Care Providers & Services - 4.9%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	540,000		515,700	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,369,000		1,427,183	(c)(d)(g)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	820,000		768,750
Centene Corp., Senior Notes	5.625%	2/15/21	630,000		646,538
Centene Corp., Senior Notes	6.125%	2/15/24	370,000		389,425
Centene Corp., Senior Notes	4.750%	1/15/25	1,580,000		1,575,062
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	7,140,000		6,728,629
DaVita Inc., Senior Notes	5.750%	8/15/22	1,400,000		1,442,000
DaVita Inc., Senior Notes	5.000%	5/1/25	1,750,000		1,721,562
HCA Inc., Debentures	7.500%	11/15/95	1,000,000		1,032,500
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	750,000		766,875	(a)(b)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,540,000		1,630,475

Total Health Care Providers & Services					18,644,699

Pharmaceuticals - 2.9%
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	3,230,000		2,713,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	890,000		891,112	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	310,000		314,263	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	280,000		282,450	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	780,000		786,825	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	460,000		450,225	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	1,890,000		1,849,837	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	840,000		749,700	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,380,000		2,097,375	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	670,000		707,688	(a)

Total Pharmaceuticals					10,842,675

TOTAL HEALTH CARE					32,095,462

INDUSTRIALS - 5.4%
Aerospace & Defense - 0.2%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	620,000		641,616	(a)

Air Freight & Logistics - 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	880,000		917,400	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	810,000		843,413	(a)

Total Air Freight & Logistics					1,760,813

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - 0.2%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	741,403	$834,286

Building Products - 0.1%
Jeld-Wen Inc., Senior Notes	4.875%	12/15/27	530,000	515,425	(a)

Commercial Services & Supplies - 1.1%
Brink’s Co., Senior Notes	4.625%	10/15/27	880,000	836,000	(a)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	450,000	446,625	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	540,000	548,100	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,000,000	1,057,500	(a)
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	160,000	160,600	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	800,000	700,000
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	540,000	544,050	(a)

Total Commercial Services & Supplies				4,292,875

Construction & Engineering - 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	860,000	915,900	(a)

Machinery - 1.1%
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,610,000	2,828,587	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	750,000	793,125	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	639,000	670,950

Total Machinery				4,292,662

Marine - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,670,000	1,373,575	(a)

Road & Rail - 1.1%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	1,000,000	997,500	(a)
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	3,030,000	3,040,757	(a)

Total Road & Rail				4,038,257

Trading Companies & Distributors - 0.3%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	370,000	360,750	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	940,000	921,482	(a)

Total Trading Companies & Distributors				1,282,232

Transportation - 0.2%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,065,946	463,687	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	150,000	119,250	(a)

Total Transportation				582,937

TOTAL INDUSTRIALS				20,530,578

INFORMATION TECHNOLOGY - 2.5%
Internet Software & Services - 0.7%
Match Group Inc., Senior Notes	6.375%	6/1/24	490,000	531,650
Match Group Inc., Senior Notes	5.000%	12/15/27	2,030,000	2,050,807	(a)

Total Internet Software & Services				2,582,457

IT Services - 0.1%
Vantiv LLC/Vanity Issuer Corp., Senior Notes	4.375%	11/15/25	453,000	440,543	(a)

Semiconductors & Semiconductor Equipment - 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	2,000,000	1,882,543

Software - 0.2%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	850,000	884,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Technology Hardware, Storage & Peripherals - 1.0%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	520,000	$559,821	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	720,000	727,920
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	2,350,000	2,280,847
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	210,000	201,076

Total Technology Hardware, Storage & Peripherals				3,769,664

TOTAL INFORMATION TECHNOLOGY				9,559,207

MATERIALS - 7.5%
Chemicals - 0.2%
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	690,000	705,525	(a)

Containers & Packaging - 2.1%
ARD Securities Finance Sarl, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	1,830,000	1,907,775	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	830,000	892,250	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,180,000	2,239,950	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,280,000	2,599,200
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000	462,788

Total Containers & Packaging				8,101,963

Metals & Mining - 5.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	500,000	538,750	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,130,000	1,226,050	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	430,000	432,515	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	250,000	254,921	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	860,000	892,651	(a)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	2,020,000	2,504,194
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	510,000	530,400	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,110,000	1,147,462	(a)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	520,000	575,063	(a)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	10,000	9,938
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	450,000	450,000
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	320,000	330,800
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	310,000	302,343
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	770,000	833,525
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	380,000	369,550
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,270,000	1,231,900
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	500,000	533,750	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	670,000	731,975	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,202,654	14,312	*(a)(j)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	13,687	0	(a)(b)(c)(d)(e)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	560,000	579,544	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,970,000	2,196,550	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	260,000	289,250
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,220,000	2,680,650
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	750,000	913,125

Total Metals & Mining				19,569,218

TOTAL MATERIALS				28,376,706

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	130,000	130,650
CoreCivic Inc., Senior Notes	4.625%	5/1/23	170,000	170,000
GEO Group Inc., Senior Notes	6.000%	4/15/26	810,000	811,255

TOTAL REAL ESTATE				1,111,905

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TELECOMMUNICATION SERVICES - 9.6%
Diversified Telecommunication Services - 3.9%
CenturyLink Inc., Senior Notes	7.650%	3/15/42	1,870,000	$1,636,250
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	800,000	837,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,570,000	1,469,912
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	1,530,000	1,610,325	(a)
Telecom Italia Capital SpA, Senior Notes	6.000%	9/30/34	1,500,000	1,578,750
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,930,000	2,007,200	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	6,265,000	5,419,225

Total Diversified Telecommunication Services				14,558,662

Wireless Telecommunication Services - 5.7%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	1,530,000	1,545,300	(a)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	200,000	224,000	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,190,000	1,252,475	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	899,000	1,063,067	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	4,288,000	4,105,760
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	130,000	141,375
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000	2,306,025	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	420,000	440,475
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,452,000	1,720,620
Sprint Corp., Senior Notes	7.875%	9/15/23	3,160,000	3,278,500
Sprint Corp., Senior Notes	7.625%	3/1/26	930,000	928,931
VEON Holdings BV, Senior Notes	7.504%	3/1/22	800,000	890,312	(h)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	520,000	578,703	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,730,000	3,017,644	(a)

Total Wireless Telecommunication Services				21,493,187

TOTAL TELECOMMUNICATION SERVICES				36,051,849

UTILITIES - 2.9%
Electric Utilities - 1.6%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000	1,665,047
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,060,000	1,268,187
Pampa Energia SA, Senior Notes	7.500%	1/24/27	1,920,000	2,016,000	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,000,000	1,140,000

Total Electric Utilities				6,089,234

Gas Utilities - 0.7%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	2,430,000	2,351,025

Independent Power and Renewable Electricity Producers - 0.6%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,279,849	2,291,248

TOTAL UTILITIES				10,731,507

TOTAL CORPORATE BONDS & NOTES (Cost - $286,307,399)				305,412,898

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONVERTIBLE BONDS & NOTES - 1.1%
CONSUMER DISCRETIONARY - 0.4%
Media - 0.4%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	920,000	$927,880
DISH Network Corp., Senior Notes	2.375%	3/15/24	660,000	596,384	(a)

TOTAL CONSUMER DISCRETIONARY				1,524,264

FINANCIALS - 0.1%
Banks - 0.1%
JPMorgan Chase Financial Co., LLC, Senior Notes	0.250%	5/1/23	180,000	187,265

HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	200,000	190,759	(a)

INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.3%
Nutanix Inc., Senior Notes	0.000%	1/15/23	390,000	402,778	(a)
Twitter Inc., Senior Bonds	1.000%	9/15/21	810,000	770,391

Total Internet Software & Services				1,173,169

Software - 0.2%
Workday Inc., Senior Notes	0.250%	10/1/22	760,000	823,936	(a)

TOTAL INFORMATION TECHNOLOGY				1,997,105

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $3,905,657)				3,899,393

SENIOR LOANS - 5.3%
CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.5%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	3.880%	4/6/24	1,985,000	1,993,933	(g)(k)(l)

Media - 0.6%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.650%	4/30/25	2,190,000	2,198,212	(g)(k)(l)

Specialty Retail - 1.6%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.570%	3/11/22	6,553,404	5,372,428	(g)(k)(l)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.840%	6/29/22	900,000	553,500	(c)(g)(k)(l)

Total Specialty Retail				5,925,928

TOTAL CONSUMER DISCRETIONARY				10,118,073

ENERGY - 0.2%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	233,605	198,564	*(c)

Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	9.444%	8/23/21	590,000	627,612	(g)(k)(l)

TOTAL ENERGY				826,176

INDUSTRIALS - 1.0%
Air Freight & Logistics - 0.3%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.840%	4/3/22	997,494	997,494	(g)(k)(l)

Airlines - 0.4%
United Airlines Inc., 2017 Repriced Term Loan (3 mo. LIBOR + 2.000%)	3.772%	4/1/24	1,500,000	1,509,563	(g)(k)(l)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Trading Companies & Distributors - 0.3%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.830%	1/2/25	1,160,000		$1,166,796	(g)(k)(l)

TOTAL INDUSTRIALS					3,673,853

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	3.871%	4/26/24	1,500,000		1,504,594	(g)(k)(l)

MATERIALS - 0.2%
Containers & Packaging - 0.2%
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.398%	2/5/23	1,000,000		1,005,812	(g)(k)(l)

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.398%	1/31/25	1,290,000		1,271,940	(g)(k)(l)
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	3.838%	9/30/25	1,300,000		1,300,464	(g)(k)(l)

TOTAL TELECOMMUNICATION SERVICES					2,572,404

UTILITIES - 0.1%
Electric Utilities - 0.1%
Panda Temple Power LLC, Second Lien Term Loan	—	3/4/22	343,487		350,357	(m)

TOTAL SENIOR LOANS (Cost - $20,941,160)					20,051,269

SOVEREIGN BONDS - 8.0%
Argentina - 2.8%
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,600,000		2,709,486	(a)
Republic of Argentina, Bonds	21.200%	9/19/18	690,000	ARS	37,433
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.278%	6/21/20	23,920,000	ARS	1,297,153	(g)
Republic of Argentina, Bonds	18.200%	10/3/21	39,600,000	ARS	1,988,737
Republic of Argentina, Senior Bonds	5.625%	1/26/22	560,000		571,760
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,500,000		1,605,750
Republic of Argentina, Senior Notes	6.875%	1/26/27	790,000		803,833
Republic of Argentina, Senior Notes	5.875%	1/11/28	1,500,000		1,404,562

Total Argentina					10,418,714

Brazil - 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	566,000	BRL	181,268
Federative Republic of Brazil, Notes	10.000%	1/1/23	8,700,000	BRL	2,774,480
Federative Republic of Brazil, Notes	10.000%	1/1/27	2,446,000	BRL	772,661

Total Brazil					3,728,409

Ecuador - 0.9%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	2,050,000		2,321,625	(a)
Republic of Ecuador, Senior Bonds	8.750%	6/2/23	800,000		854,000	(h)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	290,000		298,337	(h)

Total Ecuador					3,473,962

Nigeria - 0.1%
Republic of Nigeria, Senior Notes	7.625%	11/28/47	570,000		586,824	(a)

Poland - 1.3%
Republic of Poland, Bonds	4.000%	10/25/23	16,100,000	PLN	5,017,580

Russia - 1.4%
Russian Federal Bond, Bonds	8.150%	2/3/27	90,000,000	RUB	1,736,695
Russian Federal Bond, Bonds	7.050%	1/19/28	195,050,000	RUB	3,497,502

Total Russia					5,234,197

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Uruguay - 0.5%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	54,810,000	UYU	$1,831,297	(h)

TOTAL SOVEREIGN BONDS (Cost - $29,592,281)					30,290,983

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.0%
U.S. Government Obligations - 1.0%
U.S. Treasury Notes	2.000%	1/31/20	1,250,000		1,244,238
U.S. Treasury Notes	1.125%	2/28/21	1,500,000		1,443,252
U.S. Treasury Notes	2.000%	10/31/22	500,000		486,016
U.S. Treasury Notes	2.125%	12/31/22	500,000		488,203

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,680,335)					3,661,709

			SHARES
COMMON STOCKS - 1.1%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Bossier Casino Venture Holdco Inc.			68,957		1,292,944	*(c)(d)

ENERGY - 0.7%
Energy Equipment & Services - 0.0%
Hercules Offshore Inc. (Escrow)			46,103		13,001	*(c)(d)

Oil, Gas & Consumable Fuels - 0.7%
Berry Petroleum Co.			87,245		836,095	*
Blue Ridge Mountain Resources Inc.			183,339		1,650,051	*
MWO Holdings LLC			442		0	*(c)(d)(e)

Total Oil, Gas & Consumable Fuels					2,486,146

TOTAL ENERGY					2,499,147

INDUSTRIALS - 0.0%
Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			2,532		0	*(a)(c)(d)(e)

UTILITIES - 0.1%
Electric Utilities - 0.1%
Panda Temple Power LLC			24,398		414,766	*(c)

TOTAL COMMON STOCKS (Cost - $8,243,676)					4,206,857

CONVERTIBLE PREFERRED STOCKS - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		94,963		1,099,985	(b)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		1,423		16,483	(b)(i)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $884,960)					1,116,468

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Consumer Finance - 0.5%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)(Cost - $1,714,352)	7.624%		76,500		1,973,700	(g)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $355,269,820)					370,613,277

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $2,408,415)	1.320%	2,408,415	$2,408,415

TOTAL INVESTMENTS - 98.9% (Cost - $357,678,235)			373,021,692
Other Assets in Excess of Liabilities - 1.1%			4,101,023

TOTAL NET ASSETS - 100.0%			$377,122,715

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(i)	Restricted security (See Note 2).

(j)	The maturity principal is currently in default as of February 28, 2018.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of February 28, 2018. The interest rate for fully unfunded term loans is to be determined.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
GBP	— British Pound
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble
UYU	— Uruguayan Peso

At February 28, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	495,287	USD	605,630	Barclays Bank PLC	4/19/18	$836
EUR	100,000	USD	124,865	Barclays Bank PLC	4/19/18	(2,417)
PLN	500,000	USD	150,080	Barclays Bank PLC	4/19/18	(3,865)
USD	534,390	GBP	388,963	Barclays Bank PLC	4/19/18	(2,284)

Total						$(7,730)

Abbreviations used in this table:

EUR	— Euro
GBP	— British Pound
PLN	— Polish Zloty
USD	— United States Dollar

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. Corporate securities include those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$51,243,566	$1,060,385		$52,303,951
Energy	—	58,394,127	0	*	58,394,127
Health Care	—	30,668,279	1,427,183		32,095,462
Materials	—	28,376,706	0	*	28,376,706
Other Corporate Bonds & Notes	—	134,242,652	—		134,242,652
Convertible Bonds & Notes	—	3,899,393	—		3,899,393
Senior Loans:
Consumer Discretionary	—	9,564,573	553,500		10,118,073
Energy	—	627,612	198,564		826,176
Other Senior Loans	—	9,107,020	—		9,107,020
Sovereign Bonds	—	30,290,983	—		30,290,983
U.S. Government & Agency Obligations	—	3,661,709	—		3,661,709
Common Stocks:
Consumer Discretionary	—	—	1,292,944		1,292,944
Energy	$1,650,051	836,095	13,001		2,499,147
Industrials	—	—	0	*	0	*
Utilities	—	—	414,766		414,766
Convertible Preferred Stocks	—	1,116,468	—		1,116,468
Preferred Stocks	1,973,700	—	—		1,973,700

Total Long-Term Investments	3,623,751	362,029,183	4,960,343		370,613,277

Short-Term Investments†	2,408,415	—	—		2,408,415

Total Investments	$6,032,166	$362,029,183	$4,960,343		$373,021,692

Other Financial Instruments:
Forward Foreign Currency Contracts	—	$836	—		$836

Total	$6,032,166	$362,030,019	$4,960,343		$373,022,528

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$8,566	—		$8,566

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS
Balance as of May 31, 2017	$1,215,851	$174,306	—	$697,876	$0 *
Accrued premiums/discounts	23,835	—	$1,501	1,675	—
Realized gain (loss)	—	(875,275)	—	—	—
Change in unrealized appreciation
(depreciation)[1]	(23,835)	967,444	70,372	(306)	—
Purchases	115,016	—	1,355,310	—	—
Sales	(270,482)	(266,475)	—	(699,245)	—
Transfers into Level 3[2]	—	—	—	—	—
Transfers out of Level 3[3]	—	—	—	—	—

Balance as of February 28, 2018	$1,060,385	$0 *	$1,427,183	—	$0 *

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$(23,835)	—	$70,372	—	—

	SENIOR LOANS			COMMON STOCKS
INVESTMENTS IN SECURITIES (cont'd)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	CONSUMER DISCRETIONARY	ENERGY
Balance as of May 31, 2017	$675,000	$355,959	$1,036,933	$507,524	$1,003,064
Accrued premiums/discounts	424	1,294	316	—	—
Realized gain (loss)	—	5,370	5,986	—	—
Change in unrealized appreciation
(depreciation)[1]	(121,924)	(4,875)	(16,568)	785,420	(153,968)
Purchases	—	7,512	—	—	—
Sales	—	(365,260)	(1,026,667)	—	—
Transfers into Level 3[2]	—	198,564	—	—	—
Transfers out of Level 3[3]	—	—	—	—	(836,095)

Balance as of February 28, 2018	$553,500	$198,564	—	$1,292,944	$13,001

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$(121,924)	—	—	$785,420	$(73,991)

	COMMON STOCKS						CONVERTIBLE PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont'd)	HEALTH CARE	INDUSTRIALS		MATERIALS		UTILITIES	ENERGY	TOTAL
Balance as of May 31, 2017	$169,575	$0	*	$0	*	—	$1,277,114	$7,113,202
Accrued premiums/discounts	—	—		—		—	—	29,045
Realized gain (loss)	63,314	—		(225,819)		—	—	(1,026,424)
Change in unrealized appreciation
(depreciation)[1]	(62,919)	—		225,819		$(121,894)	(160,646)	1,382,120
Purchases	—	—		—		536,660	—	2,014,498
Sales	(169,970)	—		(0	)*	—	—	(2,798,099)
Transfers into Level 3[2]	—	—		—		—	—	198,564
Transfers out of Level 3[3]	—	—		—		—	(1,116,468)	(1,952,563)

Balance as of February 28, 2018	—	$0	*	—		$414,766	—	$4,960,343

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	—	—		—		$(121,894)	—	$514,148

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 2/28/2018		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	1,423	2/17	$14,230	$16,483		$11.58	0.00%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$1,369,000	6/17	1,356,811	1,427,183	(a)	104.25	0.38

			$1,371,041	$1,443,666			0.38%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 23, 2018